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                       SUTHERLAND, ASBILL & BRENNAN LLP
            ATLANTA - AUSTIN - NEW YORK - TALLAHASSEE - WASHINGTON

1275 PENNSYLVANIA AVENUE, N.W.                               TEL: (202) 383-0100
WASHINGTON, D.C. 20004-2415                                  FAX: (202) 637-3593

                                April 10, 1998


Board of Directors
American Foundation Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of pre-effective amendment number 1 to the Registration Statement on Form N-4 filed by American Foundation Life Insurance Company and Variable Annuity Account A of American Foundation with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1993.


                                         Very truly yours,

                                         SUTHERLAND, ASBILL & BRENNAN LLP



                                         By: /s/ STEPHEN E. ROTH
                                         -------------------------------------
                                             Stephen E. Roth